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                                                                   EXHIBIT 11(b)



                                   CONSENT OF
                                   ----------
                              MAYER, BROWN & PLATT
                              --------------------


     We hereby consent to the reference to our firm under the caption "Counsel and Independent Accountants" in the statement of additional information comprising a part of the Form N-1A Registration Statement of Security Capital European Real Estate Shares Incorporated, File No. 811-08533.




                                                    MAYER, BROWN & PLATT

                                                    /s/ Mayer, Brown & Platt

Washington, D.C.
December 8, 1997